UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2015 (February 20, 2015)

JP Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36647	27-2504700
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 East Las Colinas Blvd, Suite 2000

Irving, Texas 75039
(Address of principal executive office) (Zip Code)

(972) 444-0300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2015, Scott Smith (Senior Vice President—Crude Oil Supply and Logistics) notified JP Energy GP II LLC (“GP II”), the general partner of JP Energy Partners LP (the “Partnership”), that he intends to resign, effective immediately, from his position with GP II to pursue other opportunities.  On February 23, 2015, Christopher Hill (Senior Vice President—NGL Distribution and Sales) notified GP II that he intends to resign, effective March 2, 2015, from his position with GP II to pursue other opportunities.  We thank Chris and Scott for their service to the Partnership.

Over the next few weeks, the Partnership intends to announce new executive leadership for both the NGL Distribution and Sales and the Crude Oil Supply and Logistics segments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JP Energy Partners LP

	By:	JP Energy GP II LLC,
its general partner

Dated: February 25, 2015	By:	/s/ J. Patrick Barley
		Name:	J. Patrick Barley
		Title:	President and Chief Executive Officer